UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

INTEGRITY APPLICATIONS, INC.

(Name of Registrant as Specified in Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Explanatory Note: The purpose of this form of Definitive Additional Materials is to correct an inadvertent typo of the day of the Special Meeting of Stockholders in the letter to stockholders included in Amendment No. 1 to Schedule 14A. The Definitive Additional Materials should be read in conjunction with Amendment No. 1 filed on March 2, 2018.

INTEGRITY APPLICATIONS, INC.
19 Ha’Yahalomim St., P.O. Box 12163
Ashdod, Israel L3 7760049
(972) (8) 675-7878

NOTICE OF 2018 SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 23, 2018

To the Stockholders of Integrity Applications, Inc.:

The 2018 Special Meeting of Stockholders (the “Special Meeting”) of Integrity Applications, Inc., a Delaware corporation (the “Company”), will be held on Friday, March 23, 2018 at 10:30 a.m., Eastern Standard Time, at Hyatt Regency Morristown, 3 Speedwell Ave, Morristown, New Jersey 07960, USA, for the following purposes:

1.
to approve and ratify the increase of the total number of shares authorized for issuance under the Company’s 2010 Incentive Compensation Plan (“Incentive Plan”) to 7,000,000 shares, including an amendment to the Incentive Plan on April 7, 2017 to increase from 1,000,000 shares to 5,625,000 shares and another amendment on February 15, 2018 to increase from 5,625,000 shares to 7,000,000 shares; and

2.	to transact such other business as may properly be brought before the Special Meeting, and at any adjournments or postponements of the Special Meeting.

Holders of record of the Company’s Common Stock, Series A 5% Convertible Preferred Stock, Series B 5.5% Convertible Preferred Stock and Series C 5.5% Convertible Preferred Stock at the close of business on February 16, 2018 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements of the Special Meeting.  In the event that there are insufficient shares present in person or represented by proxy at the Special Meeting in order to obtain a quorum, the Special Meeting may be adjourned or postponed in order to permit further solicitation of proxies.

Stockholders as of the Record Date may attend the meeting in person or telephonically by dialing in:
Israel Dial in number : +972-3-9180699; or USA Dial in number : +1-866-297-0242 or +1-868-545-1212
Participants access number: 14550#

ALL STOCKHOLDERS AS OF FEBRUARY 16, 2018 ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.  HOWEVER, EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING.  THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.  VOTING OVER THE INTERNET, BY TELEPHONE OR BY MAILING A PROXY CARD WILL NOT LIMIT YOUR RIGHT TO ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

John Graham, Chief Executive Officer

March 6, 2018